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                                                                   EXHIBIT 10.1



                              FIRST AMENDMENT TO

                            EXCLUSIVE MARKETING AND

                            DISTRIBUTION AGREEMENT

                                   BETWEEN

                        NORTH AMERICAN SCIENTIFIC, INC.

                                     AND

                              MENTOR CORPORATION







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                              FIRST AMENDMENT TO
                EXCLUSIVE MARKETING AND DISTRIBUTION AGREEMENT
                                  BETWEEN
                       NORTH AMERICAN SCIENTIFIC, INC.
                                    AND
                             MENTOR CORPORATION

THIS FIRST AMENDMENT, dated for reference purposes as of February 24, 1999, pertains to that certain Exclusive Marketing and Distribution Agreement (the "Agreement"), dated for reference purposes as of June 16, 1997, between NORTH AMERICAN SCIENTIFIC, INC., a Delaware corporation ("NAMS") and MENTOR CORPORATION, a Minnesota corporation ("MENTOR") and is made with reference to the following facts:

RECITALS

     A. Sections 1.28 and 2.3 of the Agreement contemplate that, if and when Pd-103 Sources become available, the Products covered by the Agreement will include Pd-103 Sources subject to the agreement of the parties with respect to certain terms related thereto.

     B. NAMS has now obtained 510-K pre-marketing approval from the FDA to market and sell Pd-103 Sources; and

     C. Section 7.1.4 of the Agreement contemplates that, if NAMS requires additional capital to create the manufacturing capacity necessary to produce Pd-103 Sources, then NAMS shall offer MENTOR the opportunity to provide such additional required capital on substantially the same terms and conditions as the Agreement.

     D. NAMS has estimated that the present capital cost required to create a manufacturing capacity for ten thousand (10,000) Pd-103 Sources per week is $1,500,000.

     E. NAMS also estimates that, if an acceptable commercial supply, as determined by NAMS, of the Pd-103 isotope (the radioactive source incorporated into the Pd0-103 Source) cannot be obtained, it would presently require an additional $2,500,000 for the purchase of linear accelerators that would enable NAMS to produce the Pd-103 isotope for itself.

     F. MENTOR is willing to supply so much of the capital as is necessary to satisfy these capital requirements that NAMS is unable or unwilling to supply from its own resources in order to preserve the exclusive marketing and distribution rights for the Pd-103 Sources as contemplated by Section 7.1.4.A. of the Agreement.

                                 AGREEMENTS

     NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:

                FIRST AMENDMENT TO MARKETING AGREEMENT: PAGE 1

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1.   DUTY OF NAMS TO CREATE PRODUCTION CAPACITY

     1.1 NAMS covenants and agrees that as soon as practicable after the execution of this Amendment, NAMS shall develop and maintain the production capacity (other than the capacity to produce the Pd-103 isotope) necessary to produce ten thousand (10,000) Pd-103 Sources per week (the "Development Project").

     1.2 Any subsequent increases in production capacity that are proposed to be made with capital funding to be provided by MENTOR shall made in increments of 10,000 Sources per week.

2.   FUNDING OF DEVELOPMENT COSTS

     2.1 Funding by NAMS. NAMS shall have the right, but not the obligation, to fund all or any portion of the costs of the Development Project, including any incremental increases in production capacity.

     2.2 Funding by MENTOR. MENTOR shall have the obligation to supply to NAMS any capital required to complete the Development Project (including the capacity to produce the Pd-103 isotope if NAMS determines to do so) that NAMS is unwilling or unable to contribute by purchasing shares of the common capital stock of NAMS (the "Shares"), generally in accordance with the provisions of the Stock Purchase Agreement between MENTOR and NAMS dated for reference purposes as of June 16, 1997 and executed by NAMS and MENTOR simultaneously with their execution of the Agreement (the "Stock Purchase Agreement"). Should MENTOR provide all or a part of the additional capital required to fund the Development Project, then:

         2.2.1 Purchase of Capital Stock. The additional capital contributed by MENTOR hereunder shall be credited against the purchase price for shares of the Common Stock of NAMS at a price that is equal to one hundred ten percent (110%) of the average closing price of the shares of the common stock of NAMS as reported in the Western Edition of the Wall Street Journal for the twenty (20) trading days preceding the date on which NAMS gives a written request to a MENTOR for such additional capital pursuant to
Section 3.3, below.

         2.2.2 Warranties of MENTOR. MENTOR shall be deemed to have made all of the warranties and representations to NAMS set forth in Section 7 of the Stock Purchase Agreement which shall be incorporated herein by reference as if made on the date on which the Shares are issued to MENTOR.

         2.2.3 Warranties of NAMS. NAMS shall be deemed to have made all of the warranties and representations to MENTOR set forth in Section 6 of the Stock Purchase Agreement, other than those warranties and representations contained in Sections 6.3, 6.5, and Sections 6.11.1 through 6.11.3 and all such warranties and representations not expressly excluded by this Section
2.2.4 are incorporated herein by reference as if made on the date on which the Shares are issued to MENTOR.

                FIRST AMENDMENT TO MARKETING AGREEMENT: PAGE 2

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3.   DEVELOPMENT PROGRAM

     Should NAMS request MENTOR to provide all or a part of the additional capital required to fund the Development Project, then:

     3.1 Preparation and Approval of Budget. NAMS shall first prepare and submit to MENTOR in writing a development plan (the "Development Plan") containing (a) a line-item budget setting forth the estimated costs of the Development Project (the "Project Budget") and (b) a schedule of milestones reflecting the period of time over which the Development Project will be carried out (the "Development Program").

     3.2 Coordination with MENTOR. NAMS shall consult with MENTOR in the preparation of the Development Program, and shall give reasonable consideration to suggestions and requests made by MENTOR in connection therewith, but if NAMS and MENTOR are unable to agree with respect to the budget, milestones or payment schedules for the Development Program, then the decisions of NAMS shall be final and binding on both parties.

     3.3 Time of Contribution. MENTOR shall contribute any capital required to be contributed by it hereunder in cash or immediately available funds within thirty (30) days after the date on which the Project Budget has been submitted in accordance with Section 3.1, above, and NAMS shall issue and deliver to MENTOR share certificates evidencing the Shares being purchased by MENTOR concurrently with NAMS' receipt of payment therefor.

4.   TERMS SHEET:  PD-103 SOURCES

     There is attached to the Agreement as Schedule 2 a Terms Sheet for Pd-103 Sources. NAMS shall supply the Pd-103 Sources to MENTOR, and MENTOR shall have the exclusive right to market and distribute the Pd-103 Sources in accordance with the terms and conditions of the Agreement and the Terms Sheet attached as Schedule 2 to this First Amendment to the Agreement.

5.   FULL FORCE AND EFFECT

     Except as expressly modified by the provisions of this First Amendment the terms and conditions of the Agreement shall continue in full force and effect.

                  (Signatures appear on the following page)

                FIRST AMENDMENT TO MARKETING AGREEMENT: PAGE 3

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     IN WITNESS WHEREOF, both parties have executed this First Amendment to
Exclusive Marketing and Distribution Agreement to be duly executed on the dates set forth below.


Date:  February 24, 1999               Date:  February 24, 1999
     ------------------------               ---------------------------


NORTH AMERICAN SCIENTIFIC INC.         MENTOR CORPORATION,
a Delaware corporation                 a Minnesota corporation


By:    /s/ L. MICHAEL CUTRER           By:  /s/ CHRISTOPHER J. CONWAY
     ------------------------               ---------------------------
       L. Michael Cutrer                        Christopher J. Conway
       Its President                        Its Chief Executive Officer


ADDRESS FOR NOTICES:                   ADDRESS FOR NOTICES:
North American Scientific, Inc.        Mentor Corporation
20200 Sunburst Street                  5425 Hollister Avenue
Chatsworth, California  91311          Santa Barbara, California  93111
PH:  (818) 734-8600                    PH:  (805) 681-6000
FAX: (818) 734-8607                    FAX: (805) 967-3362

                FIRST AMENDMENT TO MARKETING AGREEMENT: PAGE 4


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         CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS
                 BEEN FILED SEPARATELY WITH THE COMMISSION.

                                 SCHEDULE 2

                                TERMS SHEET
                          (NAMS Pd-103 Sources)


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